                                                                    Exhibit 10.7


                        AMENDED AND RESTATED SCHEDULE TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


Borrower                                     Address
--------                                     -------

DIGITAL SOLUTIONS, INC.                      300 Atrium Drive,
                                             Somerset, NJ 08873

DSI CONTRACT STAFFING, INC.                  245 Fifth Avenue, Suite 1003
                                             New York, NY 10016

DSI STAFF CONNXIONS NORTHEAST, INC.          300 Atrium Drive,
                                             Somerset, NJ 08873

DSI STAFF CONNXIONS-SOUTHWEST, INC.          2 Northpoint Drive, Suite 110
                                             Houston, Texas 77060

DSI STAFF Rx, INC.                           2 Northpoint Drive, Suite 110
                                             Houston, Texas 77060

THE TEAMSTAFF COMPANIES, INC.                1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF, INC.                              1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF II, INC.                           1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF III, INC.                          1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF IV, INC.                           1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF V, INC.                            1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF U.S.A., INC.                       1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF INSURANCE SERVICES, INC.           1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

TEAMSTAFF HOLDING COMPANY, INC.              1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607

EMPLOYER SUPPORT SERVICES, INC.              1211 N. Westshore Blvd., Suite 806,
                                             Tampa, FL 33607


DATE: JANUARY 25, 1999


This Amended and Restated Schedule ("SCHEDULE") forms an integral part of the Amended and Restated Loan and Security Agreement between the above Borrowers and FINOVA Capital Corporation dated the above date, and all references herein and therein to "this Agreement" shall be deemed to refer to said Agreement and to this Schedule.

DEFINITIONS (SECTION 1):

     "Guarantor(s)" means each subsidiary of DSI that is not a Borrower.

--------------------------------------------------------------------------------

TOTAL FACILITY (SECTION 2.1):

     $8,250,000

--------------------------------------------------------------------------------

LOANS (SECTION 2.2):

     REVOLVING CREDIT LOANS: A revolving line of credit consisting of loans against Borrowers' Eligible Receivables (the "REVOLVING CREDIT LOANS") in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:
          (a) Two Million Five Hundred Thousand Dollars ($2,500,000) (the "REVOLVING CREDIT LIMIT"), less any Loan Reserves, or
          (b) the sum of an amount equal to (i) 85% of the aggregate net amount of Eligible Receivables of all Borrowers, less (ii) the aggregate undrawn face amount of all Letters of Credit issued under Section
              2.4 of this Agreement; less any Loan Reserves.

     TERM LOANS:
     1. TERM LOAN A
        A term loan ("TERM LOAN A") is an original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000); provided, that Term Loan A shall be on such terms as are set forth on separate promissory note of Borrowers in the form attached hereto as Exhibit 2.2(A).
     2. TERM LOAN B
        A term loan ("TERM LOAN B") in an original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000); provided, that Term Loan B shall be on such terms as are set forth on separate promissory note of Borrowers in the form attached hereto as Exhibit 2.2(B).
     3. TERM LOAN C
        A term loan ("TERM LOAN C") in an original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000); provided, that Term Loan C shall be on such terms as are set forth on separate promissory note of Borrowers in the form attached hereto as Exhibit 2.2(C).

               (Term Loan A, Term Loan B and Term Loan C shall each be referred to as a "TERM LOAN" and shall be collectively referred to as the "TERM LOANS")
_______________________________________________________________________________

LETTERS OF CREDIT (SECTION 2.4):

               The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed $460,000, and shall be reserved against the availability of Revolving Credit Loans pursuant to Section 2.4 hereof. The L/C Fee, which is payable to FINOVA in addition to all applicable bank charges, shall equal 1.5% per annum of the aggregate face amount of each Letter of Credit outstanding from time to time during the term of this Agreement. The L/C Fee shall be deemed to be fully earned upon the issuance of each Letter of Credit and shall be due and payable on the first Business Day of each month following a month during which any Letter of Credit is outstanding.

_______________________________________________________________________________

INTEREST AND FEES (SECTION 2.6):

               Revolving Interest Rate. Borrowers shall pay jointly and severally FINOVA interest on the daily outstanding balance of Borrowers' Revolving Credit Loans at a per annum rate of 1.0% in excess of the rate of interest announced publicly by Citibank, N.A., (or any successor thereto), from time to time as its "prime rate" (the "PRIME RATE") which may not be such institution's lowest rate. The interest rate chargeable hereunder in respect of the Revolving Credit Loans (herein, the "REVOLVING INTEREST RATE") shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective hereunder on the first day following the announcement of such change. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month.

_______________________________________________________________________________

               Term Interest Rate: Borrowers shall pay jointly and severally FINOVA interest on the daily outstanding balance of each of the Term Loans at the following per annum rates (each a "TERM INTEREST RATE"):

                    (i) Term Loan A and Term Loan B: 3.0% in excess of the Prime Rate, and

                    (ii) Term Loan C: 12.0%.

               The Term Interest Rate chargeable hereunder in respect of Term Loan A and Term Loan B shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective hereunder on the first day following the announcement of such change. Interest charges and all other fees and charges here shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month.

Closing Fee. Borrowers shall pay jointly and severally to FINOVA a closing fee in an amount equal to 1.0% of the Total Facility ("CLOSING FEE"), of which $63,750.00 has been paid prior to the Amendment Closing Date, and the balance of $18,750.00 shall be paid on the Amendment Closing Date, and which shall be deemed fully earned on the date such payment is due.

Unused Line Fee. With respect to each fiscal quarter, or portion thereof during the term of this Agreement, Borrowers shall unconditionally and jointly and severally pay to FINOVA a fee equal to one-quarter of one percent (0.25%) per annum of the difference between the Revolving Credit Limit and the average daily outstanding balance of the Revolving Credit Loans during such quarter, or portion thereof ("UNUSED LINE FEE"), which fee shall be calculated and payable quarterly, in arrears, and shall be due and payable, commencing on the first Business Day of the Borrower's first fiscal quarter following the Closing Date and continuing on the first Business Day of each fiscal quarter thereafter.

Success Fee. Borrowers shall jointly and severally pay FINOVA a success fee ("SUCCESS FEE") in the following amounts:

1.   TERM LOAN A:

     $675,000, which is fully earned as of the Closing Date and shall be payable in three installments as follows: $200,000 on April 27, 1999; $225,000 on April 27, 2000; and $250,000 on April 30, 2001. If Borrowers prepay in full the principal balance of Term Loan A prior to April 30, 2001, then all unpaid installments of the Success Fee due with respect to Term Loan A shall be immediately due and payable and shall be paid on the date of such prepayment.

2.   TERM LOAN B:

     $675,000, which is fully earned as of the Amendment Closing Date and shall be payable in three installments as follows: $200,000 on January 24, 2000; $225,000 on January 24, 2001; and $250,000 on January 24, 2002. If
     Borrowers prepay in full the principal balance of Term Loan B prior to the last Business Day of the Initial Term, then all unpaid installments of the Success Fee due with respect to

          Term Loan B shall be immediately due and payable and shall be paid on the date of such prepayment.

     3.   TERM LOAN C:

          $56,250, if Term Loan C is fully repaid within six months after the Amendment Closing Date, $112,500 if Term Loan C is fully repaid more than six months after the Amendment Closing Date and within twelve months after the Amendment Closing Date, or $225,000 if Term Loan C is fully repaid more than twelve months after the Amendment Closing Date, in any case which is fully earned as of the Amendment Closing Date, and shall be payable on the payment or prepayment in full of Term Loan C.

     If the Agreement is terminated for any reason prior to the last Business Day of the Initial Term, then all unpaid installments of the Success Fee shall be immediately due and payable and shall be paid on the date of such termination.

     Examination Fee. Borrowers agree to pay jointly and severally to FINOVA an examination fee in the amount of $600 per person per day in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof, plus all costs and expenses incurred in connection therewith (the "EXAMINATION FEE"). Without limiting the generality of the foregoing, Borrowers shall jointly and severally pay to FINOVA an initial Examination Fee in an amount equal to $600 per person per day, plus all costs and expenses incurred in connection therewith. Such initial Examination Fee shall be deemed fully earned at the time of payment and due and payable upon the closing of this transaction, and shall be deducted from any good faith deposit paid by Borrower to FINOVA prior to the date of this Agreement.

--------------------------------------------------------------------------------

CONDITIONS OF CLOSING - INITIAL ADVANCE (SECTION 4.1):

     The obligation of FINOVA to make the initial advance hereunder or to issue or arrange for the issuance of the initial Letter of Credit hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in Section 4.1 above:

     (a) Minimum Excess Availability (Section 4.1(b)). Not less than $300,000.

     (b) Lease and Landlord's Consent (Section 4.1(j)). Locations: 300 Atrium Drive, Somerset, New Jersey; 4050 Rio Bravo, El Paso, Texas; 2 Northpoint Drive, Houston, Texas; and 601 Cleveland Street, Clearwater, Florida.

     (c) No Material Adverse Change (Section 4.1(s)). Further, no material adverse change has occurred in the Borrower's business, operations, financial condition, or assets or in the respect of repayment of the Obligations since February 28, 1998.

     (d) Support Agreements. Donald T. Kelly shall have delivered a Support Agreement in favor of FINOVA and in form and substance satisfactory to FINOVA.

     (e) Transaction Costs (Section 4.1(X)). Not to exceed $350,000.

     Borrowers shall cause the conditions precedent set forth in Section 4.1 of this Agreement to be satisfied, and shall provide evidence to FINOVA that all such conditions precedent have been satisfied, on or before April 28, 1998.

CONDITIONS OF CLOSING - AMENDMENT EFFECTIVENESS (SECTION 4.2):

     The effectiveness of the amendments to the Original Agreement effectuated by this Agreement and the obligation of FINOVA to make Term Loan B and Term Loan C (as defined in the Schedule) is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in Section 4.2 above:

     (a) Minimum Excess Availability (Section 4.2(b)). Not less than $500,000.

     (b) Lease and Landlord's Consent (Section 4.2(i)). Locations: (i) 1211 N. Westshore Boulevard, Tampa, Florida 33607, and (ii) HQ Deerwood Park, 10151 Deerwood Park Boulevard, Office #71, Jacksonville, Florida 32256.

     (c) No Material Adverse Change (Section 4.2(o)). Further, no material adverse change has occurred in the Borrower's business, operations, financial condition, or assets or in the prospect of repayment of the Obligations since September 30, 1998.

               (d) Transaction Costs (Section 4.2(s)). Not to exceed $1,200,000 exclusive of any payments made in the form of Borrowers' stock, of which amount no more than $750,000 will be in reimbursement of shareholders' expenses under the Merger Documents.

               Borrowers shall cause the conditions precedent set forth in
               Section 4.2 of this Agreement to be satisfied, and shall provide evidence to FINOVA that all such conditions precedent have been satisfied, on or before the Amendment Closing Date.

BORROWER INFORMATION:

               Borrowers' States of Incorporation (Section 5.1):

          BORROWER                                                  STATE
          --------                                                  -----
Digital Solutions, Inc. ...................................       New Jersey
DSI Contract Staffing, Inc. ...............................       New York
DSI Staff ConnXions Northeast, Inc. .......................       New Jersey
DSI Staff ConnXions-Southwest, Inc. .......................       Texas
DSI Staff Rx, Inc. ........................................       Texas
The Teamstaff Companies, Inc. .............................       Florida
Teamstaff Inc. ............................................       Florida
Teamstaff II, Inc. ........................................       Florida
Teamstaff III, Inc. .......................................       Florida
Teamstaff IV, Inc. ........................................       Florida
Teamstaff V, Inc. .........................................       Florida
Teamstaff U.S.A., Inc. ....................................       Florida
Teamstaff Insurance Services, Inc. ........................       Florida
Teamstaff Holding Company, Inc. ...........................       Florida
Employer Support Services, Inc. ...........................       Florida

     BORROWER'S COPYRIGHTS, PATENTS TRADEMARKS, AND LICENSES (SECTION 5.5): None

     FICTITIOUS NAMES/PRIOR CORPORATE NAMES (SECTION 5.2):

          BORROWER                                     FICTITIOUS NAME
          --------                                     ---------------
DSI Staff ConnXions-Southwest, Inc. ...............    Turnkey Services, Inc.
DSI Staff ConnXions Northeast, Inc. ...............    Temp Staff, Inc.
DSI Contract Staffing, Inc. .......................    X-L Technical, Inc.
DSI Staff Rx, Inc. ................................    Healthmark


          BORROWER                                PRIOR CORPORATE NAMES
          --------                           --------------------------------
DSI Staff ConnXions-Southwest, Inc. ......   - Turnkey Services, Inc.
                                             - The Alternative Source
                                             - M & B Staff management, Inc.

DSI Staff Rx, Inc. .......................   - MLB Medical Staffing, Inc.
                                             - Physicians Services
                                             - Staff Rx, Inc.

The Teamstaff Companies, Inc. ............   - Teamstaff, Inc.

Teamstaff, Inc. ..........................   - TSC Human Resources of
                                               Florida, Inc. f/k/a Tampa Bay
                                               Consulting, Inc.

Teamstaff U.S.A., Inc. ...................   - Team Employment Systems, Inc.

Teamstaff Insurance Services, Inc. .......   - Team Staffing, Inc.

BORROWERS' LOCATIONS (SECTION 5.16)


BORROWER                                     ADDRESS
--------                                     -------
Digital Solutions, Inc.                      300 Atrium Drive, Somerset, NJ 08873

DSI Contract Staffing, Inc.                  245 Fifth Avenue, Suite 1003
                                             New York, NY 10016

DSI Staff ConnXions Northeast, Inc.          300 Atrium Drive, Somerset, NJ 08873

DSI Staff ConnXions-Southwest, Inc.          2 Northpoint Drive, Suite 110
                                             Houston, TX 77060

                                             4050 Riobravo, Suite 151
                                             El Paso, TX 79902

DSI Staff Rx, Inc.                           2 Northpoint Drive, Suite 110
                                             Houston, TX 77060

                                             601 Cleveland Street
                                             Clearwater, FL 34615

The Teamstaff Companies, Inc.                1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff, Inc.                              1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff II, Inc.                           1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

                                             10151 Deerwood Park Blvd.
                                             Building 300, Suite 150
                                             Jacksonville, FL 32256

Teamstaff III, Inc.                          1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff IV, Inc.                           1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff V, Inc.                            1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff U.S.A., Inc.                       1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff Insurance Services, Inc.           1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Teamstaff Holding Company, Inc.              1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

Employer Support Services, Inc.              1211 N. Westshore Blvd., Suite 806
                                             Tampa, FL 33607

BORROWERS' FEDERAL TAX IDENTIFICATION NUMBERS (SECTION 5.16):

     --------------------------------------------------
     BORROWER                                F.T.I.N.
     --------------------------------------------------
     Digital Solutions, Inc.                 22-1899798
     --------------------------------------------------
     DSI Staff ConnXions-Southwest, Inc.     76-0422152
     --------------------------------------------------
     DSI Staff ConnXions Northeast, Inc.     22-3405060
     --------------------------------------------------
     DSI Contract Staffing, Inc.             13-2878077
     --------------------------------------------------
     DSI Staff Rx, Inc.                      76-0451040
     --------------------------------------------------
     The Teamstaff Companies, Inc.           59-2988438
     --------------------------------------------------
     Teamstaff, Inc.                         59-3067619
     --------------------------------------------------
     Teamstaff II, Inc.                      59-3277121
     --------------------------------------------------
     Teamstaff III, Inc.                     59-3277124
     --------------------------------------------------
     Teamstaff IV, Inc.                      59-3277126
     --------------------------------------------------
     Teamstaff V, Inc.                       59-3277127
     --------------------------------------------------
     Teamstaff U.S.A., Inc.                  59-2988440
     --------------------------------------------------
     Teamstaff Insurance Services, Inc.      59-2988436
     --------------------------------------------------
     Teamstaff Holding Company, Inc.         59-3236075
     --------------------------------------------------
     Employer Support Services, Inc.         59-2988443
     --------------------------------------------------

PERMITTED ENCUMBRANCES (SECTION 1.1): The following Capital Leases:

 DIGITAL SOLUTIONS, INC.:
 ------------------------

     ----------------------------------------------------------------------
     LESSOR                             LEASED PROPERTY          MATURITY
                                                                 DATE
     ----------------------------------------------------------------------
     IBM Credit Corporation, Lease #1   Computers & Printers     05/29/2000
     ----------------------------------------------------------------------
     IBM Credit Corporation, Lease #2   Computers & Printers     05/29/2000
     ----------------------------------------------------------------------
     IBM Credit Corporation, Lease #3   Computers & Printers     05/29/2000
     ----------------------------------------------------------------------

 DSI STAFF Rx, INC.:
 -------------------

     ----------------------------------------------------------------------
     LESSOR                             LEASED PROPERTY          MATURITY
                                                                 DATE
     ----------------------------------------------------------------------
     Monex Leasing                      Phone Equipment          06/01/2000
     ----------------------------------------------------------------------
     Republic Leasing (Clearwater)      Furniture                05/01/2001
     ----------------------------------------------------------------------

 THE TEAMSTAFF COMPANIES, INC.:
 ------------------------------

     ----------------------------------------------------------------------
     LESSOR                             LEASED PROPERTY          MATURITY
                                                                 DATE
     ----------------------------------------------------------------------
     Key Credit Corp.                   Computer Equipment       08/15/1999
     ----------------------------------------------------------------------

EXISTING INDEBTEDNESS (SECTION 6.2.11): Indebtedness for Borrowed Money represented by the Capital Leases listed above under Permitted Encumbrances, in an aggregate principal amount not to exceed at any time $141,000 less scheduled payments thereon in accordance with the terms thereof as of the Closing Date.


FINANCIAL COVENANTS (SECTION 6.1.13):

                      Borrowers shall comply with all of the following covenants. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

Debt to Net Worth.   DSI and its subsidiaries shall maintain at the end of each month in each period set forth below a ratio of Indebtedness for Borrowed Money to Net Worth of not greater than the ratio set forth opposite such period below:

                     Period                                  Ratio
                     Closing Date - February 28, 1999         1.5 to 1.0
                     March 1, 1999 - February 29, 2000        1.0 to 1.0
                     March 1, 2000 - February 28, 2001        0.75 to 1.0
                     March 1, 2001 and thereafter             0.5 to 1.0

Net Worth.           DSI and its subsidiaries shall maintain as to each date set forth below Net Worth of not less than the amount set forth opposite such date below:

                     Measurement Date                           Amount
                      June 30, 1998                              $5,500,000
                      September 30, 1998                         $5,650,000
                      December 31, 1998                          $5,800,000
                      March 31, 1999                             $14,000,000
                      June 30, 1999                              $14,500,000
                      September 30, 1999                         $15,000,000
                      December 31, 1999                          $15,500,000
                      March 31, 2000                             $16,000,000
                      June 30, 2000                              $16,500,000
                      September 30, 2000                         $17,000,000
                      December 31, 2000                          $17,500,000
                      March 31, 2001                             $18,000,000
                      June 30, 2001                              $18,500,000
                      September 30, 2001                         $19,000,000
                      December 31, 2001                          $19,500,000
                      March 31, 2002                             $20,000,000

Debt Service Coverage Ratio As of the last day of each fiscal quarter ending on --------------------------- each December 31, March 31, June 30, and September
                            30, the ratio of Operating Cash Flow/Actual for the consecutive 12-month period ending as of such last day to Total Contractual Debt Service for such 12-month period must be not less than the ratio set forth below for such period:

                            Measurement Date              Ratio
                            ----------------            ----------
                            June 30, 1998               1.3 to 1.0
                            September 30, 1998          1.3 to 1.0
                            December 31, 1998           1.3 to 1.0
                            March 31, 1999              1.3 to 1.0
                            June 30, 1999               1.3 to 1.0
                            September 30, 1999          1.3 to 1.0
                            December 31, 1999           1.3 to 1.0
                            March 31, 2000              1.4 to 1.0
                            June 30, 2000               1.4 to 1.0
                            September 30, 2000          1.4 to 1.0
                            December 31, 2000           1.4 to 1.0
                            March 31, 2001              1.5 to 1.0
                            June 30, 2001               1.5 to 1.0
                            September 30, 2001          1.5 to 1.0
                            December 31, 2001           1.5 to 1.0
                            March 31, 2002              1.5 to 1.0

                            provided however, that, with respect to the calculations set forth herein for the period from the Closing Date through March 31, 1999, Operating Cash Flow/Actual and Total Contractual Debt Service shall be determined beginning as of May 1, 1998 (the "START DATE") and be measured as follows: (w) the time period from the Start Date through June 30, 1998, shall be for such amounts for such period, (x) the time period from the Start Date through September 30, 1998, shall be for such amounts for such period, and (y) the time period from the Start Date through December 31, 1998, shall be for such amounts for such period; and (2) the time period from the Start Date through March 31, 1999 shall be for amounts for such period; and, provided further, that all such determinations shall be made on a consolidated basis.

NEGATIVE COVENANTS (SECTION 6.2):

Employee Advances:          Borrowers shall not make any loans or advances to
------------------          Employees except (i) in the ordinary course of
                            business and consistent with past practices of Borrower in an aggregate amount not exceeding at any time $10,000 and (ii) loans to employees to finance the exercise of options to purchase DSI's common stock issued pursuant to employee stock option plans, so long as all of the proceeds of such loans are applied to pay to DSI the exercise price of such options and the loans are secured by the stock so purchased.

Capital Expenditures:    No Borrower shall make or incur any Capital Expenditure
                         if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrowers in any fiscal year (beginning with the 1998 fiscal year) would exceed
                         $300,000.

Indebtedness:            Borrowers shall not create, incur, assume or permit to
                         exist any Indebtedness for Borrowed Money (including
                         Indebtedness for Borrowed Money in connection with
                         Capital Leases) in excess of $250,000 other than the
                         Indebtedness permitted by Section 6.2.11.
________________________________________________________________________________

REPORTING REQUIREMENTS (SECTION 9.1):

                    1. DSI shall provide FINOVA with Borrowers' monthly agings aged by invoice date and reconciliations of Receivables within ten (10) days after the end of each month.

                    2. DSI shall provide FINOVA with Borrowers' monthly accounts payable agings aged by invoice date and outstanding or held check registers within ten (10) days after the end of each month.

                    3. DSI shall provide FINOVA with monthly unaudited financial statements for DSI and its subsidiaries within thirty (30) days after the end of each month.

                    4. DSI shall provide FINOVA with audited consolidated financial statements of DSI and its subsidiaries within ninety (90) days after the end of each fiscal year, as more specifically described in Section 9.1(b) hereof, and with an opinion issued by a Certified Public Accountant which is acceptable to FINOVA.

                    5. DSI shall provide FINOVA with Borrowers' annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrowers prior to the end of each fiscal year of Borrowers.

                    6. Borrowers' balance sheets for purposes of the definition of Prepared Financials shall be as of September 30, 1998.

-----------------------------------------------------------------------------

TERM (SECTION 9.2):

      The initial term of this Agreement shall end on January , 2002 (the "INITIAL TERM" and shall be renewed for successive periods of one (1) year each (each a "RENEWAL TERM") at the sole discretion of FINOVA, unless earlier terminated as provided in Section 7 or 9.2 above or elsewhere in this Agreement.

------------------------------------------------------------------------------

TERMINATION FEE (SECTION 9.2):

      (A) Revolving Credit Loans Facility. The Termination Fee applicable to the Revolving Credit Loans facility provided for in Section 9.2(d) shall be an amount equal to the following percentage of the Revolving Credit Limit:

      (i) three percent (3%), if such early termination occurs during the period from the Amendment Closing Date through January 25, 2000;

      (ii) one percent (1%), if such early termination occurs during the period from January 25, 2000 through January 24, 2001; and

      (iii) zero, if such early termination occurs after January 24, 2001.

      (B) Term Loan A. The Termination Fees applicable to any prepayment in whole or in part of Term Loan A shall be an amount equal to:

      (i) three percent (3%) of the amount prepaid if such prepayment is made during the period from April 28, 1998 through April 27, 1999;

      (ii) one percent (1%) of the amount prepaid if such prepayment is made during the period from April 28, 1999 through April 27, 2000; and

      (iii) zero, if such prepayment is made after April 27, 2000; provided, however, that such Termination Fee shall not be payable in the event of a prepayment of less than all of Term Loan A which is made with internally generated cash from operations.

      (C) Term Loan B. The Termination Fee applicable to any prepayment in whole or in part of Term Loan B shall be an amount equal to:

      (i) three percent (3%) of the amount prepaid if such prepayment is made during the period from the Amendment Closing Date through January 24, 2000;

      (ii) one percent (1%) of the amount prepaid if such prepayment is made during the period from January 25, 2000 through January 24, 2001; and

      (iii) zero, if such prepayment is made after January 24, 2001;

                provided, however, that such Termination Fee shall not be payable in the event of a prepayment of less than all of Term Loan B which is made with internally generated cash from operations.
_______________________________________________________________________________

DISBURSEMENT (SECTION 9.11):

                Unless and until a Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrowers' following operating account:

                    Summit Bank
                    Somerset, NJ
                    ABA #: 021202162
                    For Accounts of Digital Solutions, Inc.
                    Account No.: 967703980
                    Notify: Donald T. Kelly

_______________________________________________________________________________

ADDITIONAL PROVISIONS:

                1. Excess Cash Flow Prepayments. Within sixty (60) days following receipt by FINOVA of the annual audited financial statements of DSI and its subsidiaries, commencing with such financial statements for the fiscal year ending September 30, 1998, FINOVA may deliver a notice to Borrowers requiring Borrowers jointly and severally to prepay a Term Loan in an amount up to the lesser of fifty percent (50%) of Borrower's Excess Cash Flow for such year or the amount by which the Borrowers' average daily Excess Availability for the thirty (30) days preceding the date of FINOVA's notice exceeded $750,000. Any prepayments required under this section are strictly at the sole option of FINOVA, and are payable with thirty (30) days following the date of demand by FINOVA. All amounts paid pursuant to this section shall be applied to the principal installments of the Term Loans pro rata in the inverse order of maturity. No Termination Fee shall be applied to any payments made under this Section.

_______________________________________________________________________________

                              [Signatures Follow]

BORROWERS:
----------

DIGITAL SOLUTIONS, INC., a New Jersey corporation
Fed. Tax ID #: 22-1899798

By: ______________________________
    Name:
    Title:

DSI CONTRACT STAFFING, INC., a New York corporation
Fed. Tax ID #: 13-2878077

By: ______________________________
    Name:
    Title:

DSI STAFF CONNXIONS NORTHEAST, INC., a New Jersey corporation
Fed. Tax ID #: 22-3405060

By: ______________________________
    Name:
    Title:

DSI STAFF Rx, INC., a Texas corporation
Fed. Tax ID #: 76-0451040

By: ______________________________
    Name:
    Title:

DSI STAFF CONNXIONS-SOUTHWEST, INC., a Texas corporation
Fed. Tax ID #: 76-0422152

By: ______________________________
    Name:
    Title:

               [Amended and Restated Schedule to Loan Agreement]

THE TEAMSTAFF COMPANIES, INC., a Florida corporation
Fed. Tax ID #: 59-2988438

By:_____________________________
   Name:
   Title:


TEAMSTAFF, INC., a Florida corporation
Fed. Tax ID #: 59-3067619

By:_____________________________
   Name:
   Title:


TEAMSTAFF II, INC., a Florida corporation
Fed. Tax ID #: 59-3277121

By:_____________________________
   Name:
   Title:


TEAMSTAFF III, INC., a Florida corporation
Fed. Tax ID #: 59-3277124

By:_____________________________
   Name:
   Title:


TEAMSTAFF IV, INC., a Florida corporation
Fed. Tax ID #: 59-3277126

By:_____________________________
   Name:
   Title:



               [AMENDED AND RESTATED SCHEDULE TO LOAN AGREEMENT]

TEAMSTAFF V, INC., a Florida corporation
Fed. Tax ID #: 59-3277127


By: _________________________________
     Name:
     Title:


TEAMSTAFF U.S.A., INC., a Florida corporation
Fed. Tax ID #: 59-2988440


By: _________________________________
     Name:
     Title:


TEAMSTAFF INSURANCE SERVICES, INC., a Florida corporation
Fed. Tax ID #: 59-2988436


By: _________________________________
     Name:
     Title:


TEAMSTAFF HOLDING COMPANY, INC., a Florida corporation
Fed. Tax ID #: 59-3236075


By: _________________________________
     Name:
     Title:


EMPLOYER SUPPORT SERVICES, INC., a Florida corporation
Fed. Tax ID #: 59-2988443


By: _________________________________
     Name:
     Title:


               [AMENDED AND RESTATED SCHEDULE TO LOAN AGREEMENT]

LENDER:

FINOVA CAPITAL CORPORATION


By:
   ------------------------
   Name: Ilene Gerber
   Title: Vice President





                [AMENDED AND RESTATED SCHEDULE TO LOAN AGREEMENT]